UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.   )

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UNILIFE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 11, 2013

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Unilife Corporation (the “Company”) to be held on Thursday, August 22, 2013, at 4:00 P.M. U.S. Eastern Daylight Time (6:00 A.M. Australian Eastern Standard Time on Friday, August 23, 2013), at the Clarion Hotel and Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070. The meeting will be broadcast via the Investor Relations section of our website www.unilife.com as a “live” listen only webcast.

All stockholders and holders of CHESS Depositary Interests (“CDIs”) are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to submit your proxy card or CDI voting instruction form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card or CDI voting instruction form.

We are furnishing our proxy materials over the Internet. Therefore, you will not receive paper copies of our proxy materials. We will instead send you a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides instructions on how you may obtain copies of the proxy materials if you so choose.

Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. As a Delaware corporation and under our bylaws, a minimum of one-third of our outstanding shares of common stock (including shares underlying our outstanding CDIs) must be present in person or represented by proxy at the meeting in order for the meeting to be considered valid. You may vote your shares (or direct the CDI depositary to vote if you hold your shares in the form of CDIs) online or by mailing a completed proxy card or CDI voting instruction form if you elect to receive the proxy materials by mail. Instructions regarding each method of voting are provided on the proxy card and the CDI voting instruction form. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Stockholders seeking additional information are encouraged to call (866) 647-8869 in the United States and 1800 614 482 or 02 8256 3389 in Australia.

Sincerely yours,

Slavko James Joseph Bosnjak

Chairman of the Board

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, AUGUST 22, 2013 AT 4:00 P.M. U.S. EASTERN DAYLIGHT TIME

(6:00 A.M. AUSTRALIAN EASTERN STANDARD TIME ON FRIDAY, AUGUST 23, 2013)

TO THE STOCKHOLDERS OF UNILIFE CORPORATION:

Notice is hereby given that a special meeting of stockholders of Unilife Corporation, a Delaware corporation (the “Company”) will be held on Thursday, August 22, 2013, at 4:00 P.M. U.S. Eastern Daylight Time (6:00 A.M. Australian Eastern Standard Time on Friday, August 23, 2013), at the Clarion Hotel and Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070, for the following purposes:

1. For the purposes of the Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by us between January 23, 2013 and June 21, 2013 of 4,990,434 shares of common stock (equivalent to 29,942,604 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement we entered into with Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by us with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that we filed with the SEC on October 4, 2012 (“Proposal No. 1”); and

2. For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify (i) the issuance and sale by us on February 11, 2013 of 4,460,966 shares of common stock (equivalent to 26,765,796 CDIs) and warrants to purchase up to 1,486,988 shares of common stock (equivalent to 8,921,928 CDIs) to Crede CG II, Ltd. (the “Crede Transaction”), and (ii) the issuance of warrants to purchase up to 100,000 shares of common stock (equivalent to 600,000 CDIs) to Westor Capital Group, the placement agent for the Crede Transaction in an underwritten public offering pursuant to a registration statement filed by us with the SEC, and the accompanying prospectus supplement that we filed with the SEC on February 11, 2013 (“Proposal No. 2”); and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the special meeting.

Our board of directors recommends that stockholders vote FOR Proposal Nos. 1 and 2. Stockholders and CDI holders of record as of the close of business on June 25, 2013 (U.S. Eastern Daylight Time), the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement of the meeting. CDI holders may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd, or CDN, to vote the shares underlying their CDIs by following the instructions on the enclosed CDI voting instruction form or by voting online at www.investorvote.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of CDI holders at the meeting in accordance with the instructions received via the CDI voting instruction form or online.

The accompanying proxy statement includes further details with respect to the proposals to be considered at the special meeting. This notice of special meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the meeting, you should seek advice from your legal counsel, accountant or other professional adviser prior to voting.

By order of the Board of Directors,

J. Christopher Naftzger

Vice President, General Counsel, Corporate Secretary

    & Chief Compliance Officer

July 11, 2013

IMPORTANT: To assure that your shares are represented at the meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating and returning the proxy card or CDI voting instruction form to the address specified, or, for the holders of our common stock only, by telephone. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI voting instruction form or voting online at www.investorvote.com.au and may not vote in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, AUGUST 22, 2013 AT 4:00 P.M. U.S. EASTERN DAYLIGHT TIME (6:00 A.M. AUSTRALIAN EASTERN STANDARD TIME ON FRIDAY, AUGUST 23, 2013). A complete set of proxy materials relating to the special meeting is available on the Internet. These materials, consisting of the notice of special meeting, proxy statement, proxy card and CDI voting instruction form may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you also may view and print these materials online at www.investorvote.com.au.

UNILIFE CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, AUGUST 22, 2013 AT 4:00 P.M. U.S. EASTERN DAYLIGHT TIME

(6:00 A.M. AUSTRALIAN EASTERN STANDARD TIME ON FRIDAY, AUGUST 23, 2013)

The accompanying proxy is solicited by the board of directors of Unilife Corporation, a Delaware corporation (the “Company”), for use at the special meeting of stockholders to be held on Thursday, August 22, 2013, at 4:00 P.M. U.S. Eastern Daylight Time (6:00 A.M. Australian Eastern Standard Time on Friday, August 23, 2013), at the Clarion Hotel and Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice.

A Notice of Internet Availability of Proxy Materials is being mailed to our stockholders on or about July 11, 2013.

INTERNET AVAILABILITY OF PROXY MATERIALS

A complete set of proxy materials relating to the special meeting is available on the Internet. These materials, consisting of the notice of special meeting, proxy statement, proxy card and CDI voting instruction form, may be viewed and printed at www.envisionreports.com/unis. If you are a CDI holder, you also may view and print these materials online at www.investorvote.com.au.

SOLICITATION AND VOTING

Voting Rights and Procedures

Only those stockholders or CDI holders of record as of the close of business on June 25, 2013 (U.S. Eastern Daylight Time), the record date, will be entitled to vote at the special meeting and any adjournment or postponement thereof. Those persons holding CDIs are entitled to receive notice of and attend the special meeting and may instruct CDN to vote at the meeting by following the instructions on the CDI voting instruction form or by voting online at www.investorvote.com.au.

As of the record date, we had 95,324,564 shares of common stock outstanding (equivalent to 571,947,384 CDIs assuming all shares of common stock were converted into CDIs on the record date), all of which are entitled to vote with respect to all matters to be acted upon at the special meeting (save to the extent of the voting exclusion for Proposal Nos. 1 and 2 described below). Each stockholder as of the close of business on the record date is entitled to one vote for each share of common stock held by such stockholder. Each CDI holder as of the close of business on the record date is entitled to direct CDN to vote one share for every six CDIs held by such holder. One-third of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have discretionary voting authority and has not received instructions as to how to vote) will each be counted as present and entitled to vote for the purposes of determining whether a quorum is present.

Vote Required

The affirmative vote of the holders of a majority in voting power of the shares of common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter must be obtained to approve Proposal Nos. 1 and 2. Abstentions will not be counted as affirmative votes and will have the same effect as AGAINST votes, and broker non-votes will not be counted as entitled to vote and will have no effect on the outcome of the proposal.

Solicitation of Proxies

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. If you choose to vote over the Internet, you are responsible for Internet access charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition to soliciting stockholders through our employees, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit the beneficial owners and will reimburse them for their reasonable expenses in so doing.

Voting Instructions

All shares of our common stock represented by properly executed proxies received before the times indicated on the proxy will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on the proxy, the shares will be voted as the proxy holder nominated on the proxy card determines, or, if no person is nominated, FOR Proposal Nos. 1 and 2. The persons named as proxies will vote on any other matters properly presented at the special meeting in accordance with their best judgment. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Corporate Secretary of Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406, a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. Attendance at the meeting will not, in and of itself, constitute revocation of a proxy.

Shares held directly in your name as the stockholder of record may be voted in person at the special meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting. Shares held in street name through a brokerage account or by a bank or other nominee may be voted in person by you if you obtain a valid proxy from the record holder giving you the right to vote the shares. CDI holders may attend the meeting, but cannot vote in person at the meeting.

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote without attending the special meeting. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the special meeting as follows:

•

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or can vote by proxy by mail pursuant to instructions provided on the proxy card.

•

If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or other nominee on how to vote the shares in your account. If you hold shares beneficially in street name, you may vote by proxy over the Internet or telephone by following the instructions provided on the proxy card or may vote by mail by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

Under Delaware law, votes cast by Internet have the same effect as votes cast by submitting a written proxy card.

Special Instructions for CDI Holders

Specific instructions to be followed by any CDI holder interested in directing CDN to vote the shares underlying their CDIs are set forth on the CDI voting instruction form. The Internet voting procedures for CDI holders are designed to authenticate the CDI holder’s identity and to allow the CDI holder to direct CDN to vote his or her shares and confirm that his or her voting instructions have been properly recorded.

CDI holders may direct CDN to vote their underlying shares at the meeting by following the instructions in the CDI voting instruction form and voting online at www.investorvote.com.au or by returning the CDI voting instruction form to Computershare, being the agent we have designated for the collection and processing of voting instructions from our CDI holders, no later than 5:00 a.m. on August 18, 2013 U.S. Eastern Daylight Time (7:00 p.m. on August 18, 2013 Australian Eastern Standard Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions. If you direct CDN to vote by completing the CDI voting instruction form, you may revoke those directions by delivering to Computershare, no later than 5:00 a.m. on August 18, 2013 U.S. Eastern Daylight Time (7:00 p.m. on August 18, 2013 Australian Eastern Standard Time), a written notice of revocation bearing a later date than the CDI voting instruction form previously sent. CDI holders may attend the meeting, but cannot vote in person at the meeting.

PROPOSAL NO. 1 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK

ISSUED UNDER THE CONTROLLED EQUITY OFFERING SALES AGREEMENT

Background

On October 3, 2012, the Company entered into a Controlled Equity Offering Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which we may issue and sell shares of our common stock, par value $0.01 per share (“Common Stock”) from time to time through Cantor as our sales agent, subject to the limitations set out in the Sales Agreement. Under the Sales Agreement, Cantor may sell our Common Stock by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act of 1933, as amended, including, but not limited to, sales made directly on The NASDAQ Global Market, on any other existing trading market for our Common Stock or to or through a market maker. A copy of the Sales Agreement may be found in the Current Report on Form 8-K that the Company filed with the SEC and ASX on or about October 4, 2012. The Common Stock is sold pursuant to our shelf registration statement that was declared effective by the SEC on June 30, 2011 and the accompanying prospectus supplement that was filed with the SEC and ASX on or about October 4, 2012.

As previously announced, the Company has issued and sold Common Stock under the Sales Agreement. Between January 23, 2013 and January 30, 2013, the Company sold 1,613,492 shares of Common Stock (equivalent to 9,680,952 CDIs) on NASDAQ under the Sales Agreement at an average sale price of US$2.46 per share for an aggregate principal amount of US$3,966,007 (“First Tranche Shares”). Between May 21, 2013 and May 24, 2013, the Company sold an additional 1,328,007 shares of Common Stock (equivalent to 7,968,042 CDIs) on NASDAQ under the Sales Agreement at an average sale price of US$3.46 per share for an aggregate principal amount of US$4,594,466 (“Second Tranche Shares”). Between June 14, 2013, and June 21, 2013, the Company sold an additional 2,048,935 shares of Common Stock (equivalent to 12,293,610 CDIs) on NASDAQ under the Sales Agreement at an average sale price of US$3.06 per share for an aggregate principal amount of US$6,275,513 (“Third Tranche Shares”).

We refer to the shares of Common Stock that we sold pursuant to the Sales Agreement as the “ATM Shares.”

The ATM Shares have been issued and we are now seeking the approval of our stockholders for the purpose of ratifying the issuance and sale of the ATM Shares pursuant to ASX Listing Rule 7.4.

ASX Listing Rules

ASX Listing Rule 7.1. ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without prior approval of a company’s shareholders.

The ATM Shares issued under the Sales Agreement were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4. ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the shareholders in a general meeting ratify a previous issuance of securities (made without shareholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

Between January 23, 2013 and January 30, 2013, May 21, 2013 and May 24, 2013, and June 14, 2013 and June 21, 2013, the Company issued the ATM Shares pursuant to the Sales Agreement. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issuance of the ATM Shares.

By ratifying the issue of the ATM Shares, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12 month period under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further CDIs or shares of common stock in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to this proposal:

(a)	the total number of ATM Shares issued under the Sales Agreement was 4,990,434 (equivalent to 29,942,604 CDIs);

(b)	the average sales price of the First Tranche Shares was US$2.46;

(c)	the average price of the Second Tranche Shares was US$3.46;

(d)	the average price of the Third Tranche Shares was US$3.06;

(e)	the ATM Shares were issued to Cantor who subsequently allocated the ATM Shares to investors;

(f)	the issuance of the ATM Shares was made pursuant to a public offering under our registration statement that was declared effective by the SEC on June 30, 2011; and

(g)	the ATM Shares rank equally with all other shares of our Common Stock.

Use of proceeds

We received net proceeds from the issuance and sale of the ATM Shares of US$14,390,907, after deducting the sales commission. We intend to use the net proceeds to fund the continued development and commercial supply of our diversified portfolio of advanced drug delivery systems, the expansion of our workforce to support anticipated customer demands, and for working capital and other general corporate purposes.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal No. 1 by a person who participated in the purchase of the ATM Shares and any associate of such person.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the special meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK TO CREDE CG II, LTD.

Background

As announced on February 11, 2013, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Crede CG II, Ltd. (“Crede”) relating to a registered direct public offering by the Company (the “Crede Transaction”) of 4,460,966 shares of Common Stock (equivalent to 26,765,796 CDIs) (the “Crede Shares”) and warrants to purchase up to an aggregate of 1,486,988 shares of Common Stock (equivalent to 8,921,928 CDIs) (the “Crede Warrants”). The Crede Shares and Crede Warrants were sold in units (the “Units”) at a purchase price of $2.241667 per Unit, with each Unit consisting of one share of Common Stock and one warrant to purchase one-third of a share of Common Stock, for an aggregate principal amount of US$10,000,000. In connection with the Crede Transaction, the Company also issued to Westor Capital Group, the placement agent for the transaction, warrants to purchase up to 100,000 shares of Common Stock (equivalent to 600,000 CDIs) (the “Westor Warrants” and collectively with the Crede Warrants, the “Warrants”). A copy of the Purchase Agreement, Crede Warrants and Westor Warrants may be found in the Current Report on Form 8-K that the Company filed with the SEC and ASX on or about February 11, 2013. The Crede Shares and the Warrants were sold pursuant to our shelf registration statement that was declared effective by the SEC on June 30, 2011 and the accompanying prospectus supplement that we filed with the SEC and ASX on or about February 11, 2013.

The Crede Shares and the Warrants have been issued and we are now seeking the approval of our stockholders for the purpose of ratifying the issuance and sale of the Crede Shares and the Warrants pursuant to ASX Listing Rule 7.4.

ASX Listing Rules

ASX Listing Rule 7.1. ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue (or agreement to issue) such securities, without prior approval of a company’s shareholders.

The Crede Shares and the Warrants which the Company issued in the Crede Transaction were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4. ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where the shareholders in a general meeting ratify a previous issuance of securities (made without shareholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the Company in any 12-month period within the 15% limit set out in ASX Listing Rule 7.1.

On February 11, 2013, the Company issued the Crede Shares and Warrants pursuant to the Crede Transaction. Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify our issuance of the Crede Shares and the Warrants.

By ratifying the issue of the Crede Shares and Warrants, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12 month period under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue further CDIs or shares of common stock in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

In accordance with ASX Listing Rule 7.5, in addition to the information set out above, the following information is provided in relation to this Proposal No. 2:

(a)	the total number of shares of Common Stock issued by the Company in the Crede Transaction was 4,460,966 (equivalent to 26,765,796 CDIs);

(b)	the total number of Crede Warrants granted by the Company in the Crede Transaction was 1,486,988 to purchase 1,486,988 shares of Common Stock (equivalent to 8,921,928 CDIs);

(c)	the purchase price of each Unit was US$2.241667, with each Unit consisting of one share of Common Stock and a warrant to purchase one-third of a share of Common Stock;

(d)	the total number of Westor Warrants granted by the Company in the Crede Transaction was 100,000 to purchase 100,000 shares of Common Stock (equivalent to 600,000 CDIs);

(e)	the Warrants have an exercise price of US$3.00 per share of Common Stock and are exercisable at any time starting on their date of grant and will expire five years from their date of grant;

(f)	the Crede Shares rank equally with all other shares of our Common Stock;

(g)	the shares of Common Stock issued upon exercise of the Warrants will rank equally with all other shares of Common Stock of the Company as at the date of their allotment; and

(h)	the issuance of the Crede Shares and the Warrants was made pursuant to a public offering under a registration statement that was declared effective by the SEC on June 30, 2011;

Use of proceeds

We received net proceeds from the Crede Transaction of US$9,600,000, after deducting the placement fees and transaction expenses. We intend to use the net proceeds to fund the continued development and commercial supply of our diversified portfolio of advanced drug delivery systems, the expansion of our workforce to support anticipated customer demands, and for working capital and other general corporate purposes.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal No. 2 by a person who participated in the Crede Transaction and any associate of such person.

However, the Company need not disregard a vote if it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card, or it is cast by the person chairing the special meeting as a proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our shares of common stock by (i) each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of our shares of common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. The beneficial ownership percentages set forth below are based on 95,324,564 shares of common stock outstanding as of June 25, 2013. All shares of common stock owned by such person, including shares of common stock underlying stock options that are currently exercisable or exercisable within 60 days after June 25, 2013 (all of which we refer to as being currently exercisable) are deemed to be outstanding and beneficially owned by that person for the purpose of computing the ownership percentage of that person, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, to our knowledge, each person listed in the table below has sole voting and investment power with respect to the shares shown to be beneficially owned by such person, except to the extent that applicable law gives spouses shared authority.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% Shareholders
Frontier Capital Management Co., LLC. 99 Summer Street Boston, MA 02110	7,661,574	(2)	8.0%
JPMorgan Chase & Co. 270 Park Ave New York, NY 10017	7,224,940	(2)	7.6%
Crede GC II, Ltd. Clarendon House 2 Church Street Hamilton, HM II, Bermuda	5,885,186	(3)	6.2%
Directors and Named Executive Officers(1)
Slavko James Joseph Bosnjak	517,451		*
Alan D. Shortall	7,014,117	(4)	7.3%
John Lund	151,000	(5)	*
William Galle	130,000	(6)	*
Jeff Carter	159,178	(7)	*
Mary Katherine Wold	130,000	(8)	*
R. Richard Wieland II	238,698	(9)	*
Ramin Mojdeh, Ph.D.	1,910,850	(10)	2.0%
J. Christopher Naftzger	232,988	(11)	*
Mark V. Iampietro	296,986	(12)	*
All directors and executive officers as a group (10 persons)	10,781,268	(13)	11.1%

*	Indicates less than 1%
(1)	The address of each director and executive officer listed above is c/o Unilife Corporation, 250 Cross Farm Lane, York, Pennsylvania 17406.
(2)	Based on information reported by NASDAQ as of March 31, 2013.
(3)	Based on 4,460,966 shares reported on Schedule 13G as of February 11, 2013 as well as 1,424,220 shares acquired as a result of the exercise of a warrant to purchase common stock in April 2013.
(4)	Includes 2,332,000 shares of restricted stock which are subject to performance based vesting conditions. Includes options to purchase 1,500,000 shares of common stock which are currently exercisable. Does not include options to purchase 1,334,000 shares of common stock which are not currently exercisable.
(5)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.

(6)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.
(7)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.
(8)	Includes options to purchase 100,000 shares of common stock which are currently exercisable.
(9)	Includes 190,000 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 14,958 shares of common stock which are currently exercisable. Does not include options to purchase 7,478 shares of common stock which are not currently exercisable.
(10)	Includes 232,500 shares of restricted stock which are subject to time based vesting conditions and 1,290,000 shares of restricted stock which are subject to performance based vesting conditions. Includes options to purchase 225,000 shares of common stock which are currently exercisable. Does not include options to purchase 75,000 shares of common stock which are not currently exercisable.
(11)	Includes 196,666 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 8,548 shares of common stock which are currently exercisable. Does not include options to purchase 64,273 shares of common stock which are not currently exercisable.
(12)	Includes 161,493 shares of restricted stock which are subject to time based vesting conditions. Includes options to purchase 7,906, shares of common stock which are currently exercisable. Does not include options to purchase 3,953 shares of common stock which are not currently exercisable.
(13)	Includes 4,402,659 shares of restricted stock which are subject to performance-based and time-based vesting conditions, options to purchase 2,156,412 shares of common stock which are currently exercisable and options to purchase 1,484,704 shares of common stock which are not currently exercisable.

OTHER BUSINESS

2013 Stockholder Proposals

Stockholders interested in submitting a proposal to be considered for inclusion in our proxy statement for the 2013 annual meeting of stockholders may do so by following the procedures prescribed by Securities Exchange Act Rule 14a-8. To be eligible for inclusion, proposals must be submitted in writing and received by us at the address appearing as our principal executive offices on or before June 18, 2013.

A stockholder of ours may wish to have a proposal presented at the 2013 annual meeting of stockholders, but not to have the proposal included in our proxy statement relating to that meeting.

Pursuant to our bylaws, in most circumstances, no business may be brought before the meeting unless it is specified in the notice of meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder of record who otherwise has the right to submit the proposal and who has delivered written notice to us (containing certain information specified in the bylaws about the stockholder and the proposed action) no later than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s meeting, i.e., before June 18, 2013.

Nominating or Recommending for Nomination Candidates for Director

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to us in accordance with our bylaws, which, in general, require that the notice be received by us within the time period described above under “2013 Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Transaction of Other Business

Our Board knows of no other business that will be conducted at the meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Corporate Information

The complete mailing address, including zip code, of our principal executive offices is 250 Cross Farm Lane, York, Pennsylvania 17406 and our telephone number there is 1-717-384-3400. The address of the principal registered office in Australia is Level 1, 1 Chifley Square, Sydney NSW 2000 and our telephone number there is +612-8346-6500. The ASX Liaison Officer is Mr. Jeff Carter.

By order of the Board of Directors,

J. Christopher Naftzger

Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer

July 11, 2013

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 12:00 am EDT on August 22, 2013.
Vote by Internet
• Go to www.envisionreports.com/UNIS
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposal — The Board of Directors recommends that you vote FOR the following proposals.

		For	Against	Abstain	+
1.	For the purposes of the Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale by the Company between January 23, 2013 and June 21, 2013 of 4,990,434 shares of common stock (equivalent to 29,942,604 CHESS Depositary Interests (“CDIs”)) under the Controlled Equity Offering Sales Agreement the Company entered into with Cantor Fitzgerald & Co. dated October 3, 2012, pursuant to a registration statement filed by the Company with the U.S. Securities and Exchange Commission (“SEC”), and the accompanying prospectus supplement that the Company filed with the SEC on October 4, 2012.	☐	☐	☐

2.	For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify (i) the issuance and sale by the Company on February 11, 2013 of 4,460,966 shares of common stock (equivalent to 26,765,796 CDIs) and warrants to purchase up to 1,486,988 shares of common stock (equivalent to 8,921,928 CDIs) to Crede CG II, Ltd. (the “Crede Transaction”), and (ii) the issuance of warrants to purchase up to 100,000 shares of common stock (equivalent to 600,000 CDIs) to Westor Capital Group, the placement agent for the Crede Transaction in an underwritten public offering pursuant to a registration statement filed by the Company with the SEC, and the accompanying prospectus supplement that the Company filed with the SEC on February 11, 2013.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — Unilife Corporation	+

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNILIFE CORPORATION

Failing the individual or body corporate named in the paragraph below by the undersigned, a stockholder of Unilife Corporation, a Delaware corporation (the “Company”), or if no individual or body corporate is named in the paragraph below, the undersigned does hereby appoint R. Richard Wieland II and J. Christopher Naftzger and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the special meeting of stockholders of the Company to be held at the Clarion Hotel and Conference Center located at 148 Sheraton Drive, New Cumberland, Pennsylvania 17070, on Thursday, August 22, 2013, at 4:00 P.M., U.S. Eastern Daylight Time (Friday, August 23, 2013, at 6:00 A.M., Australian Eastern Standard Time) (the “Special Meeting”) and at any adjournment or postponement thereof, all of the shares of the Company’s common stock that the undersigned would be entitled to vote if personally present. R. Richard Wieland II and J. Christopher Naftzger intend to vote undirected proxies in favor of proposals No. 1 and 2.

If the undersigned does not wish to appoint R. Richard Wieland II or J. Christopher Naftzger as Proxy, then the undersigned does hereby appoint                              as Proxy with full power of substitution, in the name, place and stead of the undersigned to vote at the Special Meeting of Stockholders and at any adjournment or postponement thereof, all of the shares of the Company’s common stock the undersigned would be entitled to vote if personally present.

The Board of Directors recommends that you vote FOR proposals No. 1 and 2.

¢	+